UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 10, 2005


                           WHITNEY HOLDING CORPORATION
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


    Louisiana                       0-1026                       72-6017893
-----------------               -------------                ------------------
(State or Other                  (Commission                   (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)

              228 St. Charles Avenue, New Orleans, Louisiana 70130
           -----------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (504) 586-7272
              (Registrant's Telephone Number, including Area Code)

                           ---------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 10, 2005, Harry J. Blumenthal, Jr. provided notice of his intent to resign from the Board of Directors of Whitney Holding Corporation (the "Company"), and his resignation became effective on November 15, 2005.
Mr. Blumenthal had no disagreements with the Company on any matters related to the Company's operations, policies or practices.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                               ---------------------------------
                                                   Thomas L. Callicutt, Jr.
                                                   Executive Vice President
                                                   and Chief Financial Officer

Date:  November 16, 2005